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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ___________________________

                                    FORM 8-K
                          ___________________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 1, 1999

                                  VAXCEL, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
         DELAWARE                           0-22373                  58-2027283
(State or Other Jurisdiction       (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                           Identification No.)
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                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (770) 453-0195
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ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

     On January 27, 1999, Vaxcel, Inc. (the "Company") entered into an Option Agreement (the "Option Agreement") with Innovax Corporation, a Delaware corporation ("Innovax"), pursuant to which the Company granted to Innovax an option (the "Option") to acquire the Company's rights to practice certain oral microsphere technology owned by Southern Research Institute ("SRI") under a License Agreement dated August 1998 (the "License Agreement") between the Company and SRI. Innovax paid to the Company an option fee of $200,000 (the "Option Fee") in exchange for the Option. The Option Fee was credited toward the Option's exercise price of $600,000 (the "Exercise Price") upon exercise of the Option.

     The Option's initial exercise period expired on March 22, 1999. Pursuant to the Option Agreement, Innovax paid to the Company an additional $20,000 (the "Extension Fee") to extend the exercise period of the Option for ten days. The Extension Fee was not credited toward the Option's Exercise Price.

     On April 1, 1999, Innovax (i) exercised the Option, (ii) paid the remainder of the Exercise Price ($400,000) and (iii) entered into an Assignment and Assumption Agreement (the "Assignment") with the Company, pursuant to which Innovax acquired all of the Company's rights under the License Agreement and assumed all of the Company's obligations under the License Agreement, except for obligations attributable to the Company's breach, if any, of any provision of the License Agreement prior to April 1, 1999. The Company continues to be subject to the confidentiality provisions of the License Agreement. A copy of the Option Agreement and Assignment are filed herewith as Exhibits 2.1 and 2.2, respectively.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) Pro Forma Financial Information

     The Pro Forma Condensed Balance Sheet as of December 31, 1998 and the related Pro Forma Condensed Statement of Operations for the year ended December 31, 1998 reflecting the assignment of the License Agreement by the Company to Innovax are filed as Exhibit 99.1 and are incorporated herein by reference.

     (c) Exhibits

Number   Exhibit

2.1      Option Agreement dated as of January 27, 1999 between the Company and
         Innovax.


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2.2            Assignment and Assumption Agreement dated April 1, 1999 between the Company and Innovax

99.1           Pro Forma Condensed Financial Information


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VAXCEL, INC.

Date:  April 15, 1999              By: /s/  Mark W. Reynolds
                                       ---------------------
                                       Mark W. Reynolds
                                       Chief Financial Officer

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